UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 27, 2008

ECHELON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29748	77-0203595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Meridian Avenue

San Jose, California 95126

(Address of principal executive offices, including zip code)

(408) 938-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2008, the Board of Directors of Echelon Corporation (the “Company”) approved amendments to the forms of equity award agreements under the Company’s 1997 Stock Plan (the “1997 Plan”) to provide for acceleration of certain equity awards in the event of certain terminations of service following a change in control of the Company.

Specifically, the Board of Directors approved that, upon the “Involuntary Termination” (as defined below) of an Eligible Award Holder (as defined below) within the twelve (12) months following a “Change of Control Merger” (as defined in the 1997 Plan), “Eligible Awards” (as defined below) will, to the extent then-outstanding, immediately be fully vested and exercisable, all restrictions on restricted stock, performance shares and performance units will lapse and, with respect to Eligible Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. (These types of acceleration, lapse of restrictions and deemed achievement are often referred to as “Double Trigger Acceleration” provisions.)

The Board of Directors defined an “Involuntary Termination” as any of the following events: (i) without the participant’s express written consent, a significant reduction of the participant’s duties, authority or responsibilities, relative to the participant’s duties, authority or responsibilities as in effect immediately prior to the Change of Control Merger; (ii) a material reduction in the total cash compensation of the participant as in effect immediately prior to the Change of Control Merger; (iii) the relocation of the participant to a facility or a location more than thirty (30) miles from the participant’s then present location, without the participant’s express written consent; or (iv) any purported termination of the participant which is not effected for Disability or for Cause (as defined in the 1997 Plan), or any purported termination for which the grounds relied upon are not valid.

The Board of Directors defined “Eligible Awards” to include (i) all shares of restricted stock, stock purchase rights and stock appreciation rights granted under the 1997 Plan outstanding as of June 27, 2008 or granted on or after June 27, 2008 and (ii) all performance shares and performance units granted under the 1997 Plan on or after June 27, 2008, in each case to an employee of the Company or its subsidiaries at the level of Vice President and above (each, an “Eligible Award Holder”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION

By:	/s/ Oliver R. Stanfield
Oliver R. Stanfield
Executive Vice President and Chief Financial Officer

Date: July 3, 2008